EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Genius Brands International, Inc., a Nevada corporation (the “Company”), on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andy Heyward, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and Results of operations of the Company.

Date: April 5, 2022	By:	/s/ Andy Heyward
Andy Heyward Chief Executive Officer (Principal Executive Officer)